                                                                   EXHIBIT 10.15

                               LICENSE AGREEMENT


This LICENSE AGREEMENT (the "Agreement") is made and entered into as of June 26, 1997, by and between Glyko Biomedical Ltd, ("Glyko"), a Canadian corporation having its offices at Cassels Brock Blackwell, 40 King Street West, 21st Floor, Toronto, Ontario M5H 3C2, Canada existing under the laws of Canada and BioMarin Pharmaceuticals, Inc, having offices at 11 Pimentel Court, Novato, CA 94949 existing under the laws of California ("BioMarin").


                                    RECITALS

     WHEREAS, Glyko has rights in certain technology; and

     WHEREAS BioMarin desires to acquire from Glyko, and Glyko is willing to grant to BioMarin, rights in such technology for the purpose of allowing BioMarin to develop and market products for Therapeutic Uses (as defined below);

     NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:


1.  DEFINITIONS
    -----------

     1.1  "Technology" shall mean all know-how, processes, formulae, concepts,
           ----------
ideas, data, technical information, testing results, descriptions, technologies, procedures, processes, articles of manufacture, compositions of matter, designs, inventions, discoveries, documents and works of authorship, whether or not patentable or patented, now owned or licensed by Glyko and its subsidiaries and affiliates, including without limitation the items described in Exhibit A
                                                                ---------
hereto.

     1.2  "Therapeutic Uses" shall mean pharmaceutical entities, medical
          ------------------
devices, chemicals or materials for pharmaceutical use, or other chemicals which can be used for the treatment of diseases in humans or animals, all uses other than Diagnostic or Analytical Uses, including without limitation uses for drug discovery and genomics.

     1.3  "Diagnostic or Analytical Uses" shall mean all uses for scientific
          -------------------------------
laboratory research and all uses for diagnosis of disease in humans and animals (but not the development of products or services to prevent and/or treat diseases in humans or animals).

     1.4  "Intellectual Property Rights" shall mean all current and future
           ----------------------------
worldwide patents, patent applications and other patent rights, trade secrets, copyrights and other proprietary rights.

     1.5  "Effective Date" shall mean the date upon which the last of the
           --------------
signatures is applied to this Agreement.


2.   GRANT OF RIGHTS
     ---------------

     2.1  License.  Glyko hereby grants to BioMarin an exclusive, worldwide,
          -------
perpetual, irrevocable, royalty-free right and license, with the right to grant and authorize sublicenses, under all of Glyko's Intellectual Property Rights in and to the Technology, including without limitation those issued patents and pending patent applications listed in Exhibit B hereto, to make, have made, use,
                                      ---------
offer for sale, import and sell products for Therapeutic Uses incorporating, manufactured using, or derived from the Technology.

     2.2  Patent Marking.  BioMarin and its sublicensees shall mark products for
          --------------
Therapeutic Uses made, sold or otherwise disposed of under the license granted in Section 2.1 with such patent and other proprietary right notices as Glyko may provide to BioMarin from time to time.

     2.3  Reservation of Rights.  Except to the extent expressly granted to
          ---------------------
BioMarin herein, Glyko retains all of its right, title and interest in and to the Technology and all Intellectual Property Rights therein and thereto. Nothing in this Agreement shall be deemed to prevent Glyko from making, having made, using, offering for sale, importing and/or selling any product other than products for Therapeutic Uses.

     2.4  Disclosure of Technology.  As soon as practicable after the Effective
          ------------------------
Date, and on an ongoing basis thereafter, Glyko shall make the Technology available to BioMarin.


3.   CONSIDERATION
     -------------

     In consideration for the license granted under Section 2 and Glyko's other obligations hereunder, BioMarin shall issue Glyko on the Effective Date, seven million (7,000,000) fully-paid, non-assessable shares of the common stock of BioMarin.


4.   LICENSE TO IMPROVEMENTS BY BIOMARIN
     -----------------------------------

     BioMarin hereby grants to Glyko an exclusive, worldwide, perpetual, irrevocable, royalty-free right and license, with the right to grant and authorize sublicenses, under all of BioMarin's Intellectual Property Rights in and to any and all inventions, discoveries, or developments that modify, improve upon, extend or enhance the Technology, which are made, conceived or reduced to practice or expression by BioMarin ("Improvements"),

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

to make, have made, use, offer for sale, import and sell products for Diagnostic and Analytic Uses.

5.   OBLIGATIONS OF BIOMARIN
     -----------------------

     BioMarin shall at all times use reasonable commercial efforts to develop and commercialize products for Therapeutic Uses.


5.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     6.1  Representations and Warranties by Glyko.  Glyko represents and
          ---------------------------------------
warrants that (i) Glyko owns or has sufficient rights in the Intellectual Property Rights relating to the Technology to give it the necessary power, right and authority to enter into this Agreement and to grant the license granted herein and to disclose the Technology to BioMarin; (ii) to the best of its knowledge the Technology does not infringe any patent, copyright, trade secret or other proprietary right of any third party; (iii) the Technology is free and clear of any lien, encumbrance, security interest or restriction on transfer or license, (iv) Glyko has not previously granted, and will not grant during the term of this Agreement, any right license or interest in and to the Technology, or any portion thereof for products(s) for Therapeutic Uses, which is in conflict with the rights and licenses granted to BioMarin herein; and (v) Glyko has no right, title or interest in any issued patents or pending patent applications other than those set forth in Exhibit B hereto which relate to the
                                           ---------
Technology.

     6.2  Disclaimer.  EXCEPT FOR THE REPRESENTATIONS AND WARANTIES SET FORTH
          ----------
ABOVE, GLYKO DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED, STATUTORY, IN ANY COMMUNICATION WITH BIOMARIN OR OTHERWISE, AND EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF NONINFRINGEMENT, MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE FOREGOING, GLYKO DISCLAIMS (i) ANY WARRANTY REGARDING THE VALIDITY OF THE PATENTS AND PATENT APPLICATIONS LISTED IN EXHIBIT
                                                                        -------
B HERETO AND (ii) ANY WARRANTY THAT THE MANUFACTURER, USE OR SALE OF ANY
-
PRODUCT(S) FOR THERAPEUTIC USES WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT OF ANY THIRD PARTY.


7.   PROTECTION AND ENFORCEMENT OF INTELLECTUAL PROPERTY
     ---------------------------------------------------

     7.1 Maintenance of Patents.  Glyko shall maintain any and all issued
         ----------------------
patents pertaining to the Technology, including without limitation those patents listed in Exhibit B hereto. If Glyko elects not to pay any fee required to
          ---------
maintain any such patent, Glyko shall so notify BioMarin at least sixty (60) days prior to the date that such patent would no longer be effective, and BioMarin shall have the right to pay such fee.

     7.2 Prosecution of Patent Applications.  Glyko shall have the right, at its
         ----------------------------------
option and expense, to control the filing for, prosecution, issuance and maintenance of new and existing patent applications (including without limitation the patent applications listed in Exhibit B hereto) coveting the
                                             ---------
Technology. Glyko shall keep BioMarin reasonably informed as to the status of all such patent applications, including without limitation (i) the scope and content of all such patent applications and (ii) responses to official actions of patent offices during prosecution of all such patent applications. If Glyko elects not to pursue any patent application coveting the Technology in any country, Glyko shall so notify BioMarin at least sixty (60) days prior to the date that such application would no longer be effective. In such case, BioMarin shall have the right to control the filing for, prosecution, issuance and maintenance of such application in that country at its own expense, and Glyko shall give BioMarin all reasonably requested assistance to enable BioMarin to do so.

     7.3 Notification of Infringement.  Each party shall notify the other upon
         ----------------------------
such party becoming aware of any infringement by any third party or any Intellectual Property Rights with respect to the Technology, and shall provide the other with the available evidence, if any, of such infringement. In addition, Glyko shall notify BioMarin in the event that Glyko becomes aware that the Technology infringes a patent, copyright, trade secret or other proprietary right of any third party.

     7.4 Enforcement of Patent Rights.  If Glyko or BioMarin has actual notice
         ----------------------------
of infringement by any third party of any Intellectual Property Rights with respect to the Technology, the respective officers of Glyko and BioMarin shall promptly confer to determine in good faith an appropriate course of action to enforce such Intellectual Property Rights or otherwise abate the infringement thereof. Glyko shall have the right but not the obligation, at its own expense and within its sole control, to take appropriate action to enforce such rights. If, within six (6) months after notice of infringement, Glyko has not commenced reasonably sufficient action to enforce such Intellectual Property Rights, BioMarin shall have the right, at its own expense, to take appropriate action to enforce such Intellectual Property Rights and Glyko shall cooperate with BioMarin as reasonably requested by BioMarin, including the joinder by Glyko in such action as a party plaintiff. Each party shall retain any and all amounts recovered in any action by it to enforce such Intellectual Property Rights.


8.   CONFIDENTIALITY

     8.1  Confidentiality. Each party agrees that any inventions, know-how,
          ---------------
ideas and other business, technical or financial information it obtains from the other are the confidential property of the disclosing party or its licensors ("Confidential Information"). Confidential Information of Glyko shall include, without limitation the Technology, Confidential Information of BioMarin shall include, without limitation, the Improvements. The receiving party shall not use or disclose the Confidential Information of the disclosing party except as expressly permitted herein, and shall keep confidential such Confidential Information using the same degree of care it uses to protect its own information of a similar nature, but in no event with less than reasonable care; provided however that the foregoing restrictions shall not apply to any
----------------
Confidential Information of the disclosing party which is (i) independently developed by the receiving party without the use of or reference to the Confidential Information of the disclosing party, (ii) in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of the recipient, (iii) received without any obligation of confidentiality from a third party having the right to disclose such information, (iv) released from the restrictions of this Section 8 by the express written consent of the disclosing party or (v) required by law, statute, rule or court order to be disclosed (the receiving party shall, however, use all reasonable efforts to obtain confidential treatment of any such disclosure).

     8.2  Permitted Disclosures.  Notwithstanding the provisions of Section 8.1
          ---------------------
thereof, either party may, to the extent necessary, disclose Confidential Information of the other party (i) for the purpose of securing safety agency approvals and/or (ii) to exercise its rights under this Agreement, provided that in each such instance (x) the other party shall have been notified of the disclosure and (y) any such disclosure shall be made to third parties which either have agreed to be bound by or are already subject to duties of non-use and non-disclosure at least as restrictive as that set forth in Section 8.1 hereof.

     8.3  Technology.  Each of Glyko and BioMarin agrees to use reasonable
          ----------
efforts to maintain the confidentiality of the Technology.


9.   PURCHASE OF GLYKO PRODUCTS AND SERVICES
     ---------------------------------------

     BioMarin shall have the right to purchase any and all products manufactured by Glyko (including without limitation enzymes) and services offered by Glyko at a discount which is equal to the lowest price to its most favored customer, subject to the reasonable availability of such products and/or services.


10.  TERM
     ----

     This Agreement shall commence on the Effective Date and shall continue in full force and effect thereafter.


11.  LIMITATION OF LIABILITY
     -----------------------

EXCEPT WITH RESPECT TO ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY SUCH PARTY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER TORT (INCLUDING NEGLIGENCE), BREACH OF CONTRACT OR OTHERWISE, AND WHETHER OR NOT THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

12.  GENERAL PROVISIONS
     ------------------

     12.1   Governing Law.  This Agreement shall be governed by the laws of the
            -------------
state of California without reference to its conflict of laws provisions. The parties hereby consent to the personal and exclusive jurisdiction of the state and federal courts in Marin County California to adjudicate any dispute arising out of this Agreement.

     12.2.  Modification.  This Agreement may be modified only by a writing
            ------------
signed by both parties hereto.

     12.3  Entire Agreement.  This Agreement (together with its Exhibits A and
           ----------------
B) represents the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, understandings, proposals and representations by the parties.

     12.4  Assignment.  Either party may assign or delegate its rights or
           ----------
obligations under this Agreement in the case of a transfer of ownership or control of substantially all of its assets to which this Agreement pertains. No assignments or delegations by either party other than those set forth herein shall be permitted, and any such attempted assignment by either party in violation of this Section 12.4 shall be void. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties hereto and their successors and assigns.

     12.5  Further Assurances.  Each party agrees to duly execute and deliver,
           ------------------
or cause to be duly executed and delivered, such further instruments, and to do and cause to be done, such further acts and things, including without limitation the execution and filing of such additional agreements, documents and instruments, that may be necessary or as the other party hereto may from time to time reasonably request in connection with this agreement in order to carry out more effectually the provisions and purposes of this Agreement, or to better assure and confirm unto such other party its rights under this agreement.

     12.6  Notices.  All notices under this Agreement shall be in writing and
           -------
sent by (i) certified airmail, return receipt requested, postage prepaid or (ii) commercial courier service if properly addressed to or delivered at the addresses of the parties set forth above, notices and other communications shall be deemed given upon delivery or, when delivery cannot be effected due to the actions of the addressee, upon tender. Either party may change its address by a notice given in compliance with this section.

     12.7  Severability.  If any provision thereof should be held invalid,
           ------------
illegal or unenforceable in any respect in any jurisdiction, then, to the extent permitted by law, (i) all other provisions thereof shall remain in full fore and effect in such jurisdiction and the invalid, illegal or unenforceable provision shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, each party hereby waives any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

     12.8  No Waiver.  The failure or delay of either party to exercise any
           ---------
right under this Agreement may not be construed as a waiver of that right, and no waiver of any term or condition of this Agreement shall be valid or binding on either party unless set forth in a writing signed by such party.

     12.9  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts and when so executed and delivered shall have the same force and effect as though all signatures appeared on one document.

     IN WITNESS WHEREOF, the parties by their duly authorized representatives have entered into this Agreement as of the Effective Date.


Glyko Biomedical Ltd:               BioMarin Pharmaceuticals Inc:



By: /s/ JOHN S. GLASS               By: /s/ GRANT W. DENISON, JR.
    -------------------------           -------------------------


Name: John S. Glass                 Name: Grant W. Denison, Jr.
     ------------------------            ------------------------


Title:  Director                    Title:  Chief Executive Officer
      -----------------------             -------------------------

                                   Exhibit A

                                   Technology


1.  FACE Technology

2.  All clones, vectors and probes developed by Glyko

3.  All enzymes developed or offered by Glyko

4.  Glyko know-how for practicing the Technology

                                   EXHIBIT B

                            LICENSED CURRENT PATENTS
                            ------------------------


PATENT SUBJECT MATTER                           COUNTRY                      NUMBER
---------------------                           -------                      ------
2D ANALYSIS OF CARBOHYDRATES                      US                         ALLOWED
ANTS FLUOROPHORE                                  US                   ISSUED US 5,340,453
2 AMINOACRIDONE TAG                               US                   ISSUED US 5,472,582
ANTS-BLOTTING                                     US                   ISSUED US 5,316,638
FACE CLONING ASSAY                                US                   ISSUED US 5,258,295
CLONED NEURAMINIDASE ENZYME                       US                   ISSUED US 5,591,839
ANTS-2D ELECTROPHORESIS                           US                   ISSUED US 4,975,165
ANTS-2D ELECTROPHORESIS                           US                   ISSUED US 5,094,740
ANTS-2D ELECTROPHORESIS                          EPC                       ALLOWED
ANTS-BLOTTING (GLYCOMED)                          US                   ISSUED US 5,019,231
ANSA FLUOROPHORE (GLYCOMED)                       US                   ISSUED US 5,094,731
ANSA FLUOROPHORE (GLYCOMED)                       US                   ISSUED US 5,035,786
ANSA FLUOROPHORE (GLYCOMED)                       US                   ISSUED US 5,087,337
FACE SYNTHESIS                                    US                   ISSUED US 5,308,460
CARBOHYDRATE SEQUENCING                           UK                   ISSUED GB 2215836
CARBOHYDRATE SEQUENCING                           US                   ISSUED US 5,104,508
CCD DETECTION OF CARBOHYDRATES (ASTROSCAN)        US                   ISSUED US 4,874,492
CCD DETECTION OF CARBOHYDRATES (ASTROSCAN)       PCT                   ISSUED EP 0,214,713
CCD DETECTION OF CARBOHYDRATES (ASTROSCAN)        US                   ISSUED UK 2,175,690
FLUOROPHORE 2-AMINOACRIDONE                       UK                   ISSUED GB 2,254,851
CLONED NEURAMINIDASE                              US                   ISSUED US 5,591,839
PRECAST GELS                                      US                         ALLOWED
CCD IMAGER                                        US                         ALLOWED


ABBREVIATIONS:
ANSA=AMINONAPHTHALENE SULFONIC ACID
ANTS=2-AMINONAPHTHALENE TRISULFONIC ACID
CCD=CHARGE COUPLED DEVICE;
FACE=FLUOROPHORE-ASSISTED-CARBOHYDRATE ELECTROPHORESIS.